                                     [LOGO]




                                    COLONIAL
                                ADJUSTABLE RATE
                              U.S. GOVERNMENT FUND



                                 ANNUAL REPORT
                                AUGUST 31, 1995

            COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND
                                   HIGHLIGHTS
                       SEPTEMBER 1, 1994 - AUGUST 31, 1995

INVESTMENT OBJECTIVE: Colonial Adjustable Rate U.S. Government Fund seeks as high a level of current income as is consistent with very low volatility. The Fund pursues its objective by investing primarily in adjustable rate securities.

THE FUND IS DESIGNED TO OFFER:

  -   Attractive monthly income

  -   Low relative price volatility

  -   High quality portfolio

PORTFOLIO MANAGER COMMENTARY: "During the fiscal year, investors benefited from the fact that the coupon rates for adjustable rate securities reset periodically. The Fund's monthly distribution was increased, reflecting the lagging influence of rising interest rates during the prior fiscal year."


            COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND PERFORMANCE

                                               CLASS A    CLASS B      CLASS C
--------------------------------------------------------------------------------
     Inception dates                           10/1/92     2/1/93       1/4/95
     Distributions declared per share          $0.486      $0.423       $0.314
     SEC Yields on 8/31/95                      4.80%       4.31%        4.96%
     Total returns, assuming
     reinvestment of all
     distributions and no sales
     charge or contingent deferred
     sales charge (CDSC)
     12 months                                  7.08%       6.39%        6.50%**
     Net asset value per share
     at 8/31/95                                $9.85       $9.85        $9.85

SECTOR BREAKDOWN*
------------------------------------------------
 Adjustable Rate Mortgage-backed
 Securities ...........................    74.3%
 Adjustable Rate Notes. ...............     6.9%
 Treasury Securities ..................     6.7%
 Cash & Equivalents ...................    12.1%

ARMS -- MONTHS TO RESET*
------------------------------------------------
 0 - 3 ................................    34.19%
 3 - 6 ................................    27.19%
 6 - 9 ................................     9.22%
 9 - 12 ...............................    29.40%

* Percent of total assets

** Since inception on 1/4/95


                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

During the 12 months ended August 31, 1995, fixed-income markets in the United States showed marked improvement over the same period one year earlier. This reflected a general decline in interest rates as the economy gradually slowed.

                        [PHOTO OF JOHN A. MCNEICE, JR.]

Almost all sectors of the bond market performed well during the period, including corporate bonds, municipal bonds, and the adjustable rate U.S. government securities that are your Fund's primary investment focus. The overall environment for bonds was positive throughout the fiscal year. In fact, the declining interest rate environment helped make U.S. government bonds one of the best performing sectors of the bond market during the period.

Leslie Finnemore, Lead Portfolio Manager of Colonial Adjustable Rate U.S. Government Fund, believes that interest rates will continue to decline in the months ahead, a development that would have a favorable impact on prices for most bonds. In the following report, Leslie comments on the Fund's management strategy and on key issues affecting the U.S. government bond market.

Respectfully,

/s/ JOHN A. MCNEICE, JR.

John A. McNeice, Jr.
President
October 11, 1995

                            PORTFOLIO MANAGER REPORT

LESLIE FINNEMORE is the Lead Portfolio Manager of Colonial Adjustable Rate U.S. Government Fund. She also manages three other Colonial funds. Prior to joining Colonial, Leslie was an Assistant Vice President and portfolio manager with Putnam Investments.

SLOWING ECONOMY, LOWER INTEREST RATES BENEFIT U.S. GOVERNMENT SECURITIES: It appears that the U.S. economy is coming in for the "soft landing" that has been the Federal Reserve Board's goal for the last two years. Real gross domestic product (GDP) for the first two quarters of 1995 grew at an annualized rate of 2.7% and 1.3%, respectively, down significantly from the annualized GDP growth rate of 5.1% for the final quarter of 1994. This weakness in the U.S. economy, which translated into lower interest rates, had a favorable impact on the performance of U.S. government securities.

BOND MARKET PERFORMANCE POSITIVE: The improvement in the U.S. government bond market during the Fund's fiscal year was the result of a favorable confluence of economic events. As we have already mentioned, economic growth in the United States slowed considerably. This significantly reduced the market's inflation fears. However, growth has remained strong enough to keep the economy from lapsing into recession. There has also been an increase in demand for U.S. government bonds from foreign investors. This reflects the improving outlook for the U.S. dollar. Although longer-term securities benefited most from the recent rally, adjustable rate securities, which generally perform similarly to short-term securities, also did well.

DISTRIBUTIONS INCREASE DURING PERIOD: Because the Fund invests in a portfolio of adjustable-rate U.S. government securities, the Fund's monthly distribution will fluctuate along with interest rates. The coupons of individual securities in the portfolio are keyed off of a variety of indexes and are diversified over a range of reset dates. Therefore, the changes in the Fund's distribution tends to lag actual interest rate trends. This is why the monthly distribution increased during the Fund's fiscal year, despite the fact that interest rates declined.

BUDGET BATTLE AFFECTS MARKET: With the shift in the political climate in Washington, many strategies for balancing the federal budget are being explored. Although there is sure to be a great deal of political wrangling, we believe that, ultimately, Congress will pass a fiscal package that will be favorable for the bond market.

FUND POSITIONED FOR DECLINING INTEREST RATES: In anticipation of lower interest rates, we extended the average "months to reset" of the portfolio. As rates moved lower, the Fund locked in higher coupon rates for longer time periods.

LOOKING AHEAD: We remain optimistic about the near-term prospects for the U.S. government bond market. We will continue to monitor interest rates, and will adjust the reset dates in the portfolio as appropriate.


   COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND'S INVESTMENT PERFORMANCE VS.
                          THE LEHMAN BROTHERS ARM INDEX
                  Change in Value of $10,000 from 10/92 - 8/95
     Based on Net Asset Value and Maximum Offering Price for Class A Shares

          9/92  10/92  11/92   12/92    1/93    2/93    3/93    4/93    5/93    6/93    7/93    8/93    9/93   10/93   11/93   12/93
MOP       9675   9666   9666    9725    9774    9832    9860    9908    9917    9974    9999   10044   10059   10083   10075   10108
NAV      10000   9991   9991   10051   10102   10162   10192   10241   10250   10309   10335   10382   10397   10422   10414   10447
LEHMAN   10000   9917   9932   10025   10128   10218   10264   10324   10350   10459   10507   10569   10570   10574   10545   10625

          1/94    2/94    3/94    4/94    5/94    6/94    7/94    8/94    9/94   10/94   11/94   12/94    1/95    2/95    3/95
MOP      10161   10163   10114   10056   10069   10084   10129   10165   10149   10149   10138   10192   10310   10439   10547
NAV      10502   10505   10454   10393   10408   10422   10469   10506   10490   10490   10479   10534   10656   10790   10901
LEHMAN   10696   10662   10577   10521   10513   10536   10600   10652   10608   10600   10570   10625   10802   11019   11072

          4/95    5/95    6/95    7/95    8/95
MOP      10633   10753   10800   10815   10884
NAV      10990   11115   11163   11178   11250
LEHMAN   11189   11370   11417   11458   11528

A $10,000 investment in Class B shares made on February 1, 1993,
(inception) at net asset value would have been valued at $10,951 on August 31, 1995. The same investment after deducting the applicable CDSC would have grown to $10,753 on August 31, 1995. $10,000 invested in Class C shares on January 4, 1995 would have grown to $10,544 on August 31, 1995.



 AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 1995 (MOST RECENT QUARTER END)
--------------------------------------------------------------------------------
                        CLASS A SHARES       CLASS B SHARES     CLASS C SHARES
INCEPTION                   10/1/92             2/1/93              1/4/95
                        NAV      MOP        NAV       W/CDSC          NAV
--------------------------------------------------------------------------------
1 YEAR                  7.96%    4.45%      7.27%     3.27%          --
------------------------------------------------------------------------
SINCE INCEPTION         4.23%    3.09%      3.71%     3.00%         7.19%
------------------------------------------------------------------------

The Lehman Brothers ARM Index is an unmanaged index that tracks the performance of U.S. government securities.

The 30-day SEC yield on August 31, 1995, of 4.80% for Class A shares, 4.31% for Class B shares, and 4.96% for Class C shares reflects the portfolio's earning power, net of expenses, and does not include changes in Fund price. If the Adviser had not borne certain Fund expenses, total returns would have been lower and the yield for Class A shares would have been 2.56%, the yield for Class B shares would have been 2.00%, and the yield for Class C shares would have been 2.65%.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or CDSC. Maximum offering price (MOP) return includes the maximum sales charge of 3.25%. The CDSC returns reflect charges of: one year, 4.00%; since inception, 2.00%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.


                                 INVESTMENT PORTFOLIO
                         AUGUST 31, 1995 (IN THOUSANDS)

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 89.1%                  PAR          VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 82.3%

                                 Maturities
                        Coupon     from/to
                        ------   ----------
  Federal Home Loan Mortgage Corp.,
  Adjustable Rate Mortgage: (a)
                        5.736%      2023                    $  890     $    906
                        5.841%      2018                       212          210
                        6.062%      2023                       695          703
                        6.512%      2018                       322          321
                        7.386%      2019                       332          333
                        7.661%      2022                       173          177
                        7.722%      2022                       192          194
                        7.936%      2023                       276          284
                        8.250%      2022                       227          233
                                                                       --------
                                                                          3,361
                                                                       --------
  Federal National Mortgage Association:
  Adjustable Rate Mortgage: (a)

                        6.383%      2023                       368          371
                        6.391%      2027                       214          214
                        7.296%      2019                       280          286
                        7.329%      2017                       238          239
                        7.435%      2019                       220          224
                        7.614%      2020                       239          243
                        7.625%      2021                       126          127
                        7.995%      2022                       209          212
                        8.105%      2017                       201          206
                        8.366%      2019                       354          366
                        8.475%      2021                       286          295
  Quarterly Floating Note, (a)
                        5.150%      1996                     1,000          995
                                                                       --------
                                                                          3,778
                                                                       --------
  Government National Mortgage Association,
  Adjustable Rate Mortgage: (a)

                        5.875%      2022                       783          793
                        6.215%      2022                       884          895
                        7.000%    2022-2024                  2,220        2,256
                        7.375%      2023                       660          673
                                                                       --------
                                                                          4,617
                                                                       --------
TOTAL GOVERNMENT AGENCIES  (cost of $10,805)                             11,756
                                                                       --------

                      Investment Portfolio/August 31, 1995
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - 6.8%
  U.S. Treasury Notes:
                          5.750%    08/15/03                $  592     $    572
                          6.375%    01/15/00                   400          405
                                                                       --------
  TOTAL GOVERNMENT OBLIGATIONS  (cost of $1,990)                            977
                                                                       --------
  TOTAL INVESTMENTS  (cost of $12,795) (b)                               12,733
                                                                       --------

  SHORT-TERM OBLIGATIONS - 10.6%
  ------------------------------------------------------------------------------
  Repurchase agreement with Chase Securities Inc.,
  dated 08/31/95, due 09/01/95 at 5.820% collaterized by
  U.S. Treasury bills and notes with various maturities
  to 1997, market value $1,539
   (repurchase proceeds $1,507)                               1,507        1,507
                                                                       --------
OTHER ASSETS & LIABILITIES, NET - 0.3%                                       47
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 14,287
                                                                       --------

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Interest rates on variable rate securities change periodically. The rates listed are as of August 31, 1995.

(b)  Cost for federal income tax purposes is the same.



See notes to financial statements.


                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1995
(In thousands except for per share amounts and footnote)
ASSETS
Investments at value (cost $12,795)                                     $ 12,733
Short-term obligations                                                     1,507
                                                                        --------
                                                                          14,240
Receivable for:
  Investments sold                                        $    119
  Interest                                                      93
  Deferred organization expenses                                34
Other                                                            1           247
                                                          --------      --------
    Total Assets                                                          14,487

LIABILITIES
Payable for:
  Fund shares repurchased                                      129
  Distributions                                                 61
Payable to Adviser                                               2
Accrued:
  Deferred Trustees fees                                         1
  Other                                                          7
                                                          --------
    Total Liabilities                                                        200
                                                                        --------
NET ASSETS                                                              $ 14,287
                                                                        --------

Net asset value & redemption price per share -
Class A ($9,934/1,008)                                                  $   9.85
                                                                        --------
Maximum offering price per share - Class A
($9.85/0.9675)                                                          $  10.18 (a)
                                                                        --------
Net asset value & offering price per share -
Class B ($3,968/403)                                                    $   9.85 (b)
                                                                        --------
Net asset value & offering price per share -
Class C ($385/39)                                                       $   9.85 (b)
                                                                        --------

COMPOSITION OF NET ASSETS
Capital paid in                                                         $ 14,472
Undistributed net investment income                                            8
Accumulated net realized loss                                               (131)
Net unrealized depreciation                                                  (62)
                                                                        --------
                                                                        $ 14,287
                                                                        --------

(a)  On sales of $100,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.


                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1995
(in thousands)
INVESTMENT INCOME
Interest                                                                   $1,111

EXPENSES
Management fee                                                   $  102
Service fee - Class A, Class B, Class C                              37
Distribution fee - Class B                                           29
Distribution fee - Class C                                           (a)
Transfer agent                                                       38
Bookkeeping fee                                                      27
Trustees fee                                                          9
Custodian fee                                                         2
Audit fee                                                            22
Legal fee                                                            11
Registration fee                                                     28
Reports to shareholders                                               3
Amortization of deferred
  organization expenses                                              16
Other                                                                 8
                                                                 ------
                                                                    332
Fees and expenses waived or
  borne by the Adviser                                            (211)       121
                                                                 ------    ------
       Net Investment Income                                                  990

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                                  (92)
Net unrealized appreciation during
  the period                                                        327
                                                                 ------
       Net Gain                                                               235
                                                                           ------

Net Increase in Net Assets From Operations                                 $1,225
                                                                           ------

(a)  Rounds to less than one.




See notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                             Year ended August 31
                                                            ----------------------
INCREASE (DECREASE) IN NET ASSETS                            1995(a)        1994
Operations:
Net investment income                                       $    990     $    856
Net realized loss                                                (92)        (236)
Net unrealized appreciation (depreciation)                       327         (442)
                                                            --------     --------
    Net Increase from Operations                               1,225          178
Distributions:
From net investment income - Class A                            (696)        (609)
From net investment income - Class B                            (194)        (102)
From net investment income - Class C                             (12)
                                                            --------     --------
                                                                 323         (533)
                                                            --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                             2,569       15,991
Value of distributions reinvested - Class A                      416          356
Cost of shares repurchased - Class A                          (9,448)      (7,590)
                                                            --------     --------
                                                              (6,463)       8,757
                                                            --------     --------
Receipts for shares sold - Class B                             2,509        4,317
Value of distributions reinvested - Class B                       98           55
Cost of shares repurchased - Class B                          (2,898)      (1,793)
                                                            --------     --------
                                                                (291)       2,579
                                                            --------     --------
Receipts for shares sold - Class C                               390
Value of distributions reinvested - Class C                        6
Cost of shares repurchased - Class C                             (22)
                                                            --------     --------
                                                                 374
                                                            --------     --------
    Net Increase (Decrease) from Fund Share Transactions      (6,380)      11,336
                                                            --------     --------
        Total Increase (Decrease)                             (6,057)      10,803
NET ASSETS
Beginning of period                                           20,344        9,541
                                                            --------     --------
End of period (including undistributed net investment
  income of $8 and $51, respectively)                       $ 14,287     $ 20,344
                                                            --------     --------

NUMBER OF FUND SHARES
Sold - Class A                                                   265        1,620
Issued for distributions reinvested - Class A                     43           36
Repurchased - Class A                                           (972)        (775)
                                                            --------     --------
                                                                (664)         881
                                                            --------     --------
Sold - Class B                                                   260          441
Issued for distributions reinvested - Class B                     10            6
Repurchased - Class B                                           (299)        (183)
                                                            --------     --------
                                                                 (29)         264
                                                            --------     --------
Sold - Class C                                                    40
Issued for distributions reinvested - Class C                      1
Repurchased - Class C                                             (2)
                                                            --------     --------
                                                                  39
                                                            --------     --------

(a)  Class C shares were initially offered on January 4, 1995.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION: Colonial Adjustable Rate U.S. Government Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class
C. Class A shares are sold with a front end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a continuing annual distribution fee. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Debt securities are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased or sold.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized service fees for Class A, Class B and Class C shares and the annualized distribution fees for Class B and Class C shares.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

                  Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES - CONT.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis, market discount is not accreted. Effective September 1, 1994, the Fund elected to amortize premium for book purposes. Premium is amortized against interest income over the life of a security with a corresponding decrease in the cost basis. The cumulative effect of the change, $100,819, which was recorded through an adjustment to beginning of year undistributed income and realized and unrealized gain/loss, had no effect on the Fund's financial position or results of operations. The current year impact of the change resulted in a increase in undistributed income and an increase in unrealized depreciation of $3,075.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $80,957 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the in-vestment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

                  Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc., (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended August 31, 1995, the Distributor retained net underwriting discounts of $1,109 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $45,768 and none, on Class B and Class C shares, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% and 0.15% annually, of the average net assets attributable to Class B and Class C shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ACTIVITY: During the year ended August 31, 1995, purchases and sales of investments, other than short-term obligations, were $5,919,429 and $11,433,182, respectively.

Unrealized appreciation (depreciation) at August 31, 1995, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                                 $ 38,236
        Gross unrealized depreciation                                  (99,822)
                                                                      --------
                Net unrealized depreciation                           $(61,586)
                                                                      --------

CAPITAL LOSS CARRYFORWARDS: At August 31, 1995, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                          Year of                      Capital loss
                        expiration                     carryforward
                        ----------                     ------------
                        2003............                   $84,000
                                                           -------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                  Notes to Financial Statements/August 31, 1995
--------------------------------------------------------------------------------
NOTE 4. RESULTS OF SPECIAL SHAREHOLDERS MEETING (unaudited)
--------------------------------------------------------------------------------

On February 15, 1995, a special meeting of shareholders was held and a new Management Agreement between the Trust, with respect to the Fund, and Colonial Management Associates, Inc. was approved and became effective upon the merger of The Colonial Group, Inc. with Apple Merger Corporation, a subsidiary of Liberty Financial Companies, Inc. The merger occurred on March 24, 1995. Of the shares of beneficial interest outstanding on December 9, 1994, 1,429,271 voted for the new Management Agreement and 25,459 abstained, and 2,644 were broker non-votes.

NOTE 5. STATE TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

An average of 7% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 16% of the Fund's distributions (13% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                       Year ended August 31
                                                         --------------------------------------------------
                                                                               1995
                                                         Class A             Class B                Class C  (b)
                                                         -------             -------                -------
Net asset value -
  Beginning of period                                    $ 9.670             $ 9.670                $ 9.550
                                                         -------             -------                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                  0.514               0.451                  0.334
Net realized and
unrealized gain (loss)                                     0.152               0.152                  0.280
                                                         -------             -------                -------
  Total from Investment
    Operations                                             0.666               0.603                  0.614
                                                         -------             -------                -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.486)             (0.423)                (0.314)
In excess of net investment income                           --                  --                     --
From net realized gains                                      --                  --                     --
                                                         -------             -------                -------
Total Distributions
  Declared to Shareholders                                (0.486)             (0.423)                (0.314)
                                                         -------             -------                -------
Net asset value -
  End of Period                                          $ 9.850             $ 9.850                $ 9.850
                                                         -------             -------                -------
Total return (c)(d)                                         7.08 %              6.39 %                 6.50 %(e)
                                                         -------             -------                -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                    0.50 %              1.15 %                 0.70 %(f)
Net investment income                                       5.50 %              4.85 %                 5.30 %(f)
Fees and expenses waived
  or borne by the Adviser                                   1.14 %              1.14 %                 1.14 %
Portfolio turnover                                            36 %                36 %                   36 %
Net assets at end
of period (000)                                          $ 9,934             $ 3,968                $   385

(a)  Net of fees and expenses waived or borne by
     the Adviser which amounted to...................    $ 0.107             $ 0.107                $ 0.107
(b)  Class C shares were initially offered on January 4, 1995.  Per share amounts reflect activity from that date.
(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Had the Adviser not waived or reimbursed a portion of expenses total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.




                        FINANCIAL HIGHLIGHTS - CONTINUED


                                                                           Year ended August 31
                                                       ---------------------------------------------------------
                                                               1994                             1993(b)
                                                       Class A      Class B          Class A             Class B(c)
                                                       -------      -------          -------             -------
Net asset value -
  Beginning of period                                  $ 9.950      $ 9.950          $10.000             $ 9.940
                                                       -------      -------          -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                 0.473        0.409            0.434               0.237
Net realized and
unrealized gain (loss)                                  (0.356)      (0.356)          (0.061)             (0.003)
                                                       -------      -------          -------             -------
  Total from Investment
    Operations                                           0.117        0.053            0.373               0.234
                                                       -------      -------          -------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.397)      (0.333)          (0.406)             (0.215)
In excess of net investment income                         --           --            (0.015)             (0.008)
From net realized gains                                    --           --            (0.002)             (0.001)
                                                       -------      -------          -------             -------
Total Distributions
  Declared to Shareholders                              (0.397)      (0.333)          (0.423)             (0.224)
                                                       -------      -------          -------             -------
Net asset value -
  End of Period                                        $ 9.670      $ 9.670          $ 9.950             $ 9.950
                                                       -------      -------          -------             -------
Total return(d)(e)                                        1.20 %       0.55 %           3.82 %(f)           2.38 %(f)
                                                       -------      -------          -------             -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                  0.50 %       1.15 %           0.50 %(g)           1.15 %(g)
Net investment income                                     4.84 %       4.19 %           4.70 %(g)           4.05 %(g)
Fees and expenses waived
  or borne by the Adviser                                 1.16 %       1.16 %           1.68 %(g)           1.68 %(g)
Portfolio turnover                                          69 %         69 %             25 %(g)             25 %(g)
Net assets at end
of period (000)                                        $16,168      $ 4,176          $ 7,866             $ 1,675


(a)  Net of fees and expenses waived or borne by
     the Adviser which amounted to.................    $ 0.114      $ 0.114          $ 0.155             $ 0.092
(b)  The Fund commenced investment operations on October 1, 1992.  Per share amounts reflect activity from that date.
(c)  Class B shares were initially offered on February 1, 1993.  Per share amounts reflect activity from that date.
(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Had the Adviser not waived or reimbursed a portion of expenses total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.



                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
                  COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Adjustable Rate U. S. Government Fund (a series of Colonial Trust II) at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.







PRICE WATERHOUSE LLP
Boston, Massachusetts
October 11, 1995

                              SHAREHOLDER SERVICES

                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you activate any of these services, or call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Adjustable Rate U.S. Government Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Adjustable Rate U.S. Government Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Adjustable Rate U.S. Government Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]
Earning Your Trust for
More Than 60 Years

                                    TRUSTEES

ROBERT J. BIRNBAUM

Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.

Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.

Chairman of the Board and Director, The Colonial Group, Inc. and Colonial Management Associates, Inc. (formerly Chief Executive Officer, The Colonial Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation

                   COLONIAL INVESTMENT SERVICES, INC. (C)1995
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                                 AF-02/321B-0895

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